UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): January 6, 2015

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct NE Marietta, GA	30062 (Zip Code)
(Address of principal executive offices)

(770) 651-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events

On January 6, 2015, MiMedx Group, Inc. issued a press release announcing a $10 million increase in the authorization for its share repurchase plan. A copy of the press release is attached to the report as Exhibit 99.1.

Item 9.01.       Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	MiMedx Group, Inc. Press Release dated January 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: January 6, 2015	By:	/s/: Michael J. Senken
Michael J. Senken, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	MiMedx Group, Inc. Press Release dated January 6, 2015

4